UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported): August 25,
                              2005


                        JOHNSON & JOHNSON

     (Exact name of registrant as specified in its charter)


        New Jersey             1-3215         22-1024240

     (State or other        (Commission    (I.R.S. Employer
     jurisdiction           File Number)   Identification No.)
     of incorporation)


 One Johnson & Johnson Plaza, New Brunswick, New Jersey   08933

          (Address of principal executive offices)  (zip code)


  Registrant's telephone number including area code: (732) 524-
                              0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))




Item 1.01.  Entry into a Material Definitive Agreement.

On April 28, 2005, the shareholders of Johnson & Johnson (the "Company") approved the Johnson & Johnson 2005 Long-Term Incentive Plan (the "Plan"). The Plan provides for grants of stock options to eligible employees of the Company and awards of restricted shares to non-employee directors of the Company. Forms of the Stock Option Certificate and Restricted Shares to Non-Employee Directors Certificate under the Plan containing terms and conditions customary for such types of awards and grants (the "Certificates") are filed as Exhibit 10.1 to this document. The Certificates were listed as an exhibit to, but inadvertently omitted from, the Company's Quarterly Report on Form 10-Q for the quarterly period ended July 3, 2005.


Item 9.01.  Financial Statements and Exhibits.

(c)    Exhibits

10.1 Form of Stock Option Certificate and Restricted Shares to
     Non-Employee Directors Certificate under the Johnson & Johnson 2005 Long-Term Incentive Plan.*

      *Management contract or compensatory plan.


                       SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              JOHNSON & JOHNSON




Date: August 25, 2005         By: /s/ Stephen J. Cosgrove
                              Stephen J. Cosgrove
                              Controller
                              (Principal Accounting Officer)